        Form BCA - 2.10                         ARTICLES OF INCORPORATION                       EXHIBIT 3.1
---------------------------------------- ------------------------------------------- -------------------------------------------
(Rev. Jan. 1995)                           This space for use by Secretary of State             SUBMIT IN DUPLICATE

George H. Ryan                                                                       -------------------------------------------
Secretary of State                                                                    This space for use by Secretary of State
Department of Business Services
Springfield, IL  62756


----------------------------------------                                             -------------------------------------------
Payment must be made be certified                                                       Date:  5-22-97
check, cashier's check, Illinois
attorney's check, Illinois C.P.A.'s                                                     Franchise Tax  $25.00
check or money order, payable to                                                        Filing Fee     $75.00
"Secretary of State."                                                                                  ------
                                                                                                       100.00
                                                                                        Approved: /s/ ER
---------------------------------------- ------------------------------------------- -------------------------------------------

1.     CORPORATE NAME:  Cumulus Holdings, Inc.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
(The corporate name must contain the word "corporation," "company", "incorporated "limited" or an abbreviation thereof.)

2.     Initial Registered Agent:  William Bungeroth
                                ------------------------------------------------
                                 FIRST NAME    MIDDLE INITIAL        LAST NAME

       Initial Registered Office  875 North Michigan Avenue, Suite 3650
                                 -----------------------------------------------
                                 NUMBER     STREET           SUITE #

                                   Chicago,        IL   60611       Cook County
                                 -----------------------------------------------
                                    CITY              ZIP CODE        COUNTY

--------------------------------------------------------------------------------

3. Purpose or purposes for which the corporation and organized: (if not sufficient space to cover this point, add one of more sheets of this size.)

        The transaction of any or all lawful business for which corporations may be incorporated under the Illinois Business Corporation Act and of any successor provisions.

--------------------------------------------------------------------------------

4.  Paragraph 1:  Authorized Shares, Issued Shares and Consideration Received:

Class            Par Value            Number or Shares       Number of Shares            Consideration to be
                 Per Share               Authorized        Proposed to be Issued          Received Therefor
---------------- --------------- ---------------------- ---------------------------- ------------------------
Common           $          .01                 10,000                  1,000        $                 10.00
---------------- --------------- ---------------------- ---------------------------- ------------------------

---------------- --------------- ---------------------- ---------------------------- ------------------------

---------------- --------------- ---------------------- ---------------------------- ------------------------

---------------- --------------- ---------------------- ---------------------------- ------------------------
                                                                            TOTAL =                     10.00
---------------- --------------- ---------------------- ---------------------------- ------------------------

Paragraph 2: The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are:

(If not sufficient space to cover this point, add one or more sheets of this size.)

5.  OPTIONAL:  (a)  Number of directors constituting the initial board of directors of the corporation:_______
               (b) Names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualify:

Name               Residential Address        City, State, Zip

------------------ -------------------------- ---------------------------------

------------------ -------------------------- ---------------------------------

------------------ -------------------------- ---------------------------------

------------------ -------------------------- ---------------------------------

-------------------------------------------------------------------------------

6. OPTIONAL:  (a) It is estimated that the value of all property to be owned by the corporation for the following year wherever located
                  will be:                                                            $______________________
              (b) It is estimated that the value of all property to be located
                  within the Sate of Illinois during the following year will be:      $______________________
              (c) It is estimated that the gross amount of business that will be
                  transacted by the corporation during the following year will be:    $______________________
              (d) It is estimated that the gross amount of business that will be transacted from places of business in the Sate of Illinois during
                 the following year will be:                                          $______________________

--------------------------------------------------------------------------------

7.   OPTIONAL:   OTHER PROVISIONS

                 Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing preemptive rights, denying cumulative voting, regulating internal affairs, voting majority requirements, fixing a during other than perpetual, etc.
--------------------------------------------------------------------------------
8.               NAME(S) & ADDRESS(ES) OF INCORPORATOR(S)

           The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated                MAY 21                         , 1997.
      ---------------------------------------------   ----

             SIGNATURE AND NAME                                                   ADDRESS
1.  /s/ Patricia Leiker                            1.    780 North Walter Street
    ------------------------------------------           -----------------------------------------------------
    SIGNATURE                                            STREET

    Patricia Leiker                                      Milwaukee, WI  53202
    ------------------------------------------           -----------------------------------------------------
    (TYPE OR PRINT NAME)                                 CITY/TOWN            STATE                ZIP CODE

2.                                                 2.
    ------------------------------------------           -----------------------------------------------------
    SIGNATURE                                            STREET


    ------------------------------------------           -----------------------------------------------------
    (TYPE OR PRINT NAME)                                 CITY/TOWN            STATE                ZIP CODE

3.                                                 3.
    ------------------------------------------           -----------------------------------------------------
    SIGNATURE                                            STREET


    ------------------------------------------           -----------------------------------------------------
    (TYPE OR PRINT NAME)                                 CITY/TOWN            STATE                ZIP CODE

(Signatures must be in BLACK INK on original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)
NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its president or vice president or verified by him, and attested by its secretary or assistant secretary.
--------------------------------------------------------------------------------
                                  FEE SCHEDULE

o The initial franchise tax is assessed at the rate of 15/100 of 1 percent ($1.50 per $1,000) on the paid-in capital represented in this state , with a minimum of $25.

o The filing fee is $75.

o The minimum total due (franchise tax & filing fee) is $100.

 (Applies when the Consideration to be Received as set forth in Item 4 does not exceed $16,667)

o The Department of Business Services in Springfield will provide assistance in calculating the total fees if necessary.

      Illinois Secretary of State       Springfield, IL 62756
      Department of Business Services   Telephone (217) 782-9522 OR 782-9523

                                STATE OF ILLINOIS

                            [SEAL STATE OF ILLINOIS]

WHEREAS,         ARTICLES OF MERGER OF
                             CUMULUS HOLDINGS, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF THE STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.





Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

     IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 13th day of JUNE A.D. 1997 and of the Independence of the United States the two hundred and 21st.


                                          /s/ George M. Ryan

                                          Secretary of State

                                                  ARTICLES OF MERGER
        Form BCA - 11.25                        CONSOLIDATION OR EXCHANGE             File # 5942-956-6
---------------------------------------- ------------------------------------------- -------------------------------------------
(Rev. Jan. 1995)                           This space for use by Secretary of State             SUBMIT IN DUPLICATE

George H. Ryan                                                                       -------------------------------------------
Secretary of State                         EFFECTIVE 6/16/97                           This space for use by Secretary of State
Department of Business Services
Springfield, IL  62756
Telephone (217) 782-6961
http://www.sos.sate.il.us
---------------------------------------- -------------------------------------------
Remit payment in check or money order,                                                 Date:  6/1397
payable to "Secretary of State." Filing
Fee is $100, but if merger or consolidation
of more than 2 corporations, $50 for each                                              Filing Fee     $100.00
additional corporation.

                                                                                       Approved:
---------------------------------------- ------------------------------------------- -------------------------------------------



1. Names of the corporations proposing to merge, and the sate or country of their corporation

         Name of Corporation               State or Country      Corporation
                                           Of Incorporation      File No.

Cumulus Broadcasting, Inc.                Wisconsin              5939-707-9
--------------------------------------    ------------------     ---------------
Cumulus Holdings, Inc.                    Illinois               5942-956-6
--------------------------------------    ------------------     ---------------

--------------------------------------    ------------------     ---------------

--------------------------------------    ------------------     ---------------

--------------------------------------    ------------------     ---------------

--------------------------------------------------------------------------------

2. The laws of the state or country under which each corporation is incorporated permit such merger, consolidation or exchange.

--------------------------------------------------------------------------------

3.  (a) Name of the surviving Corporation         Cumulus Holdings, Inc.
                                          --------------------------------------

    (b) it shall be governed by the laws of:      Illinois
                                            ------------------------------------

--------------------------------------------------------------------------------

4.  Plan of merger is as follows:  (See attached Agreement and Plan of
                                    Reorganization and Merger)

        If not sufficient space to cover this point, add one or more sheets of this size.

7. (COMPLETE THIS ITEM IF REPORTING A MERGER UNDER < W039 > 11.30-90% OWNED SUBSIDIARY PROVISIONS.)

a. The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:

                         Total Number of        Number of Shares of Each Class
Name of Corporation   Shares Outstanding of        Owned Immediately prior
                           Each Class        to Merger by the Parent Corporation

-------------------- ----------------------- -----------------------------------

-------------------- ----------------------- -----------------------------------

-------------------- ----------------------- -----------------------------------

-------------------- ----------------------- -----------------------------------

b.  (Not applicable to 100% owned subsidiaries)

    The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary corporation was _______________, 19_______

    Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary
    corporation received?          Yes  / /      No     / /

    (IF THE ANSWER IS "NO," THE DUPLICATE COPIES OF THE ARTICLES OF MERGER MAY NOT BE DELIVERED TO THE SECRETARY OF STATE UNTIL AFTER 30 DAYS FOLLOWING THE MAILING OF A COPY OF THE PLAN OF MERGER AND OF THE NOTICE OF THE RIGHT TO DISSENT TO THE SHAREHOLDERS OF EACH MERGING SUBSIDIARY CORPORATION.)

8. The undersigned corporations have caused these articles to be signed by their duly authorized officer, each of whom affirms, under penalties of perjury, that the facts stated herein are true. (All signatures must be in BLACK INK.)

Dated                June 9               , 1997                Cumulus Holdings, Inc.
      -----------------------------------   ----                -----------------------------------------------
                                                                (EXACT NAME OF CORPORATION)

attested by  /s/ Richard Bonick                                  by  /s/ William Bungeroth
            ------------------------------------------------       --------------------------------------------
            (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY         (SIGNATURE OF PRESIDENT OR VICE PRESIDENT
            Richard Bonick, Vice President and                     William Bungeroth, President and CEO
            (Type or Print Name and Title)                         (Type or Print Name and Title)

Dated                June 9               , 19 97               Cumulus Broadcasting, Inc.
      -----------------------------------   ----                -----------------------------------------------
                                                                (EXACT NAME OF CORPORATION)

attested by /s/ Richard Bonick                                  by /s/ William Bungeroth
            ------------------------------------------------       --------------------------------------------
            (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY         (SIGNATURE OF PRESIDENT OR VICE PRESIDENT
            Richard Bonick, Vice President and                     William Bungeroth, President and CEO
            (Type or Print Name and Title)                         (Type or Print Name and Title)

Dated                                     , 19
      -----------------------------------   ----                -----------------------------------------------
                                                                (EXACT NAME OF CORPORATION)

attested by                                                     by
            ------------------------------------------------       --------------------------------------------
            (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY         (SIGNATURE OF PRESIDENT OR VICE PRESIDENT
            (Type or Print Name and Title)                         (Type or Print Name and Title)
